UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/27/2012

POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32729

Delaware	82-0156045
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

601 West First Avenue, 1600
Spokane WA 99201
(Address of principal executive offices, including zip code)

(509)-835-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   Brent Stinnett, vice president, resource, will be retiring at year end when he reaches the company's mandatory executive retirement age of 65. In advance of Mr. Stinnett's planned retirement, the company is implementing certain organizational changes. In addition to his current role as chief financial officer, Eric J. Cremers will assume responsibility for management of the company's timberlands in Idaho as well as responsibilities for harvest scheduling, science and technology support company-wide. Mr Cremers has been named executive vice president and chief financial officer effective March 1, 2012.

Item 9.01.    Financial Statements and Exhibits

(d) The following item is filed as an exhibit to this report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTLATCH CORPORATION

Date: February 27, 2012	By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release